Q3 2025 EARNINGS PRESENTATION Transforming Precision and Powering the Next Generation of Innovation

This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the full year of fiscal 2025, the impact of, and our ability to execute, our corporate strategies and business initiatives and the potential impact tariffs, high interest rates, high metal costs and additional economic uncertainties may have on our financial statements and results of operations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the potential impacts of tariffs on the U.S. economy, the economy of other countries in which we conduct operations and our industry, as well as the potential implications and ramifications of tariffs on our business and the local and global supply chains supporting the same, and our ability to mitigate any adverse impacts of such; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; uncertainty of government policies and actions after recent U.S. elections in respect to global trade, tariffs and international trade agreements; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in NN, Inc.'s (the "Company") filings made with the U.S. Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. In this presentation, we use the following non-GAAP measures: adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. See the Appendix to this presentation for definitions of each non-GAAP measure and reconciliations to the most comparable GAAP measure. FORWARD LOOKING STATEMENTS 2

Strategic Value Enhancement Q3 2025 Highlights New Business Momentum Key wins in defense, medical; expanded team with industry hires Portfolio Management Completing Phase 1 in creating scalable core business; preparing to expand via M&A Preferred Equity Refinancing Initiated discussions to refinance preferred equity; create new capital structure for sustained M&A program and common equity value accretion Strategic M&A Program Underway Evaluating multiple acquisition targets to scale and accelerate growth Strong Free Cash Flow Generation Stronger adjusted operating earnings & consistent improvements in working capital management 3

Q3 2025 Key Metrics

01

Net Sales: $103.9M

- (+) Power Solutions growth, new launches
- (-) Mobile Solutions rationalization, auto production conservatism / uncertainty

02

Adjusted Operating Income: $4.0M

- Results up 3x vs. Q3'24
- 3.9% of net sales, continues strong trend

03

Adjusted EBITDA: $12.4M; 11.9% Margin

- 7.9% growth Y/Y growth on lower sales
- Margins +170bps, on track for 13-14%

04

New Business Wins: $11.3M

- Foundational wins in defense & medical
- 2026 positioned for growth

05

Adjusted Gross Margin: 18.8%

- Operating performance & portfolio shift
- Margins +350bps vs. Q1'25

06

Free Cash Flow: $9.1M

- Working capital program performing
- $20.9M improvement over last 2+ years
- Does not include CARES Act proceeds

Softness in North American automotive production has created the opportunity for consolidation of the final high-cost, unprofitable plant in NN's 5-year plan

BEYOND RELIABLE

4

Update Primary Markets

Primary End Market Outlook			
End Market	~% of NN Revenue	Market Indicators	NN's Outlook vs. Market
Auto Passenger Vehicle	40%	2025 global light vehicle production is flat but with moving parts - and down in NA Stellantis production down 10+%, Tesla down 10+%, GM down 5+%, Ford impacted by fire North American passenger vehicle production stressed but showing signs of improvement Global rebalancing between BEV, hybrid, ICE, next generation emissions, incentive declines	NN auto parts business is soft year-over-year. China continues to be strong, NN is in good position to benefit and is securing many new China wins. OEs keeping supply chains tight
Electric Grid and Electric Distribution	20%	NA electrical market has modest growth - soft residential construction, strong data centers Impacted by affordability issues, modest rebound forecasted for 2026	Balanced with conservative supply chain behavior, new business focus area to drive faster pace future growth
Defense and Electronic Systems	15%	US defense budget is record high in 2025, focused on modernization and next generation advancements, forecast of continued growth to $477 billion by 2033 AI, drones, missiles, software, guidance, precision	Defense customers and electronics customers growing strongly in 2025 YOY
US GDP-Linked Business	10%	Negative first quarter, but GDP rebounding due to consumer spending Modest full year outlook of 1.5 to 2.0%	Balanced with conservative supply chain behavior, new business focus area to drive faster pace future growth
Commercial Vehicle	10%	North American truck building is in a 3-year freight recession, a grinding downturn versus a sharp crash, expected to continue into 1H 2026, pandemic freight hauling overcapacity is leaving the industry, a full recovery is not yet apparent US EPA announced proposals to stop commercial truck greenhouse gas reduction edicts	NN expecting further NA weakness as OEMs signal production cuts Offset by NN's commercial vehicle positions in China and India
Medical Equipment and Surgical Tools	5%	US medical parts market is growing with medical device market at $200 billion in 2025 Focus on advanced and minimally invasive procedures, AI, connected devices	NN reentry into this market with an outsized sustained effort. Funding an investment program

BEYOND RELIABLE

Note: NN Revenue percentages are management estimates as of October 2025

5

NN Q3 2025 – Financial Results Summary

Adjusted EBITDA increased on less sales, winning new business

As Reported

($millions)	Q3'24	Q3'25	Δ
Net Sales	$113.6	$103.9	(8.5%)
Adj. Operating Income	$1.3	$4.0	+207.7%
Adj. EBITDA	$11.6	$12.4	+6.9%
Adj. EBITDA Margin %	10.2%	11.9%	+170 bps

Adjustments

Rationalized Volume	FX	Δ
($5.6)	$0.7	($4.9)
$0.7	-	$0.7

Pro forma

Q3'24	Q3'25	Δ
$108.7	$103.9	(4.4%)
$2.0	$4.0	+100.0%
$11.6	$12.4	+6.9%
10.7%	11.9%	+130 bps

($ millions)

Net Sales



$113.6
$103.9
Q3'24
Q3'25

Adjusted EBITDA & Margin (%)



$11.6
$12.4
10.2%
11.9%
Q3'24
Q3'25

($ millions)

Pro forma Net Sales



$108.7
$103.9
Q3'24
Q3'25

Pro forma Adjusted EBITDA & Margin (%)



$11.6
$12.4
10.7%
11.9%
Q3'24
Q3'25

BEYOND RELIABLE

6

7 Steadily Improving Company Profitability Despite Some Sales Softness 16.3% 17.5% 18.4% 2023 2024 2025 Q3 YTD Long Term Goal Adjusted Gross Margin (%) 20% +210 bps 8.8% 10.4% 11.4% 2023 2024 2025 Q3 YTD Long Term Goal Adjusted EBITDA (%) +260 bps 14% Improvements driven by:  Implementation of cost-conscious culture  Rationalized unprofitable business & plants  Strategic headcount reduction of 20+%  Continuous improvement program  Creating ‘OneTeam’ across plants versus multiple stand-alone teams 3,259 2,592 407 319 300 400 500 2,000 2,500 3,000 3,500 SG&A & Headcount Reduction All Employees SG&A/Salaried Only Linear (All Employees) Linear (SG&A/Salaried Only) (20%) (22%)

Power Solutions / Stamped Products – Financial Results Summary Adjusted EBITDA increased on sales increase, winning new business Net Sales: $44.9M, up $2.0M, or +4.6% (+) Higher precious metal prices, new launches in electrical and defense (-) Volumes, weakness from one electrical stamping customer Adjusted EBITDA: $8.9M, up $2.5M, or +39.1% (+) Sales growth and higher margins (+) Adjusted EBITDA margin 19.9% (+) Strengthening profitability through cost initiatives and improved sales mix New Business: $5.6M of new awards in Q3’25; $15.8M won YTD (+) New wins in stamped and plated products for aerospace & defense markets (+) Investing to expand leadership in electrical markets (+) Aggressive actions taken to address future commercial performance • Hired new sales talent to help accelerate sales growth 8 $6.4 $8.9 2024 2025 Adjusted EBITDA & Margin ($millions) $43.0 $44.9 2024 2025 Pro forma Net Sales ($millions) $42.9 $44.9 2024 2025 Net Sales ($millions) 19.9% 14.9% Note: Comparisons are versus Q3 2024 results; no pro forma impact on adjusted EBITDA

Mobile Solutions / Machined Products – Financial Results Summary

Adjusted EBITDA down on less sales, winning new business

Net sales of $59.1M, down ($11.6M), or (16.4%)

(-) Rationalized underperforming business at plants undergoing consolidation
(-) Lower automotive volumes; NN's softness concentrated with one customer
(+) New program wins, launches and ramp-ups

Adjusted EBITDA of $6.7M, down ($2.1M)

(-) Less margin from lower sales at normal drop-through
(+) Adjusting cost structure and footprint

New Business: $11.3M of new awards

(+) Q3 YTD new awards of $34.5M
(+) Winning new business for machined parts for medical and defense markets
(+) High-quality automotive program wins for next-generation ICE fuel efficiency

Have adjusted capex to be in-line with sales rates and program pushouts into early 2026


Net Sales
($millions)
$70.7
$59.1
2024
2025


Pro forma Net Sales
($millions)
$65.8
$59.1
2024
2025


Adjusted EBITDA & Margin
($millions)
$8.8
$6.7
12.4%
11.3%
2024
2025

BEYOND RELIABLE

Note: Comparisons are versus Q3 2024 results; no pro forma impact on adjusted EBITDA

9

Continuous improvement program in place for working capital:  20.8% reduction in working capital dollars, and reduced days of working capital from 79 to 70 days  Current results unfavorably impacted by rising metal basis costs, especially gold and silver  NN still has greater opportunity to release cash historically trapped in China $100.7 $79.8 21.2% 18.8% 17% 20% 23% $65 $75 $85 $95 $105 Q2'23 Q3'25 Operating Working Capital OWC OWC as % of TTM Sales ($millions)  OWC has been reduced $20.9 million since Q2 2023 by new management team  Focused efforts on all 3 main components of AR, AP and inventory despite long some long metal lead times and rising metal basis costs  This OWC performance coupled with higher adjusted EBITDA, is leading to better return on net operating assets $9.1M Free Cash Flow Generation in Q3 2025 Solid Working Capital Performance, Adjusted to Softer Near-Term Sales 10 Note: OWC = AR + Inventory - AP

 2025 goal is $60M to $70M of new wins  24% hit rate on closed opportunities  WIN based on unique value and bespoke solutions  LOSE based on pricing / commodity technology  >$750M pipeline pursued by global team of ~40 people  Evaluating several new greenfield areas, especially in wire harnesses and electrical products Prospecting, Winning and Launching New Business $63M $137M $182M $200M 2023 New Business Awards 2024 New Business Awards 2025 Q3 YTD New Business Awards 2023-2025 Automotive New Business Goal $4M $18M $22M $48M $110M 1st Half 2025 2nd Half 2025 Full Year 2025 Value Annual Expected Run- Rate of 2025 Launches Stockpile of Sales Wins + Launches Not Yet in 1st Half 2025 Run-Rate WIN LAUNCH  100+ programs launching in 2025 (current estimate)  >70 programs already scheduled for launch in 2026, some 2025 pushouts also led to some growth capex pushouts  Most opportunities take 12 - 18 months to pursue and win, and another 12 - 18 months to launch  Foundational new wins underway in defense and medical 11

 NN is progressing from Phase 1 of its transformation and entering Phase 2  Phase 1: Creating a scalable core business that generates cash  Optimizing cost structure resetting commercial gameplans  Phase 2: Scale up and grow aggressively  NN is actively evaluating acquisitions to accelerate growth  Larger transformational merger opportunities  Potentially requires balance sheet work in parallel  Small tuck-in acquisitions  Key important aspects of the M&A program are to gain scale in served markets – people, footprint, procurement - increase supplier importance, increase customer importance, technology advancement, capital avoidance and measured diversification by adding attractive new markets Strategic M&A Program Update 12

2025 OUTLOOK & GUIDANCE  Guidance reflects near-term supply chain conservatism from top customers, impacting short-term volume outlooks  North American passenger vehicle production outlooks show some signs of improvement going into 2026  Maintaining guidance for adjusted EBITDA, free cash flow, new business wins on slightly lower sales 13 Net Sales of $420 - $440 million • Lower: automotive production conservatism and some program pushouts into 2026 • 2025 softness in automotive and electrical markets is not expected to persist through 2026 Adjusted EBITDA of $53 - $63 million • Reiterating: expecting to deliver towards lower half of the range • Offsetting sales softness with upsized cost reduction New Business Wins of $60 - $70 million Free Cash Flow of $14 - $16 million Guidance reflects macro-driven uncertainty from top customers, impacting near term volumes • Reiterating: Q3'25 performance on track for full year • Pipeline is healthy at >$750M and adding new prospectors in medical and electrical • Reiterating: includes CARES Act tax refund • Higher than expected interest rates being offset with working capital management

Appendix 14

15 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign- exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, non-cash impairment charges, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (d) This line item reflects the aggregate tax effect of all non-GAAP adjustments reflected in the respective table. The Company estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (e) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter-company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, non-cash impairment charges, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, and preferred stock cumulative dividends and deemed dividends. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income e (loss) from segment operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

16 Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and Gross Margin

17 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

18 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

19 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 20 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts